INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets Disclosure [Text Block]
NOTE 10.	INTANGIBLE ASSETS

Intangible assets consisted of the following:

	December 31,	December 31,
	2011	2010
Software-ERP System and B2C platform	$1,032,746	$-
Land use rights	9,808,497	-
Less: Accumulated amortization	(189,399)	-
Total	$10,651,844	$-

According to government regulations of the PRC, the PRC Government owns all land. The Company leases and obtains a certificate of right to use the industrial land of 11,667 square meters with the PRC Government in Jingzhong, Shanxi Province where Jinzhong Deyu’s buildings and production facility are located at. The term of the right is four to five years and renewed upon expiration. The right was fully amortized as of December 31, 2010 using the straight-line method. The term of the right was for the period from March 14, 2007 to March 14, 2011. The Company has been in the process of renewing the land use right certificate since the expiration date. According to a Certification issued by the Jinzhong Municipal Bureau of Land and Resources on March 30, 2011, Jinzhong Deyu holds the legal title of the land use rights during the period of the renewal process.

The construction of a warehousing, processing, and logistics center of Jinzhong Yongcheng (the “Yongcheng Plant”) was completed in June 2011. Cost of the six (6) warehouses (total 9,525 square meters), one office building (3,860 square meters), and a processing center with five (5) cylinder storages in the amount of RMB 30.1 million ($4.8 million) of the Yongcheng Plant was reclassified from Construction-in-Progress to Property, Plant and Equipment upon the construction completion as of June 30, 2011 (see Note 8). Cost of the land use rights in the amount of RMB 15 million ($2.4 million) of the Yongcheng Plant was reclassified from Construction-in-Progress to Intangible Assets upon the construction completion and as reported on the consolidated balance sheet as of December 31, 2011. The industrial land underlying the certificate of the land use rights is 46,860 square meters under the title of Jinzhong Deyu. The term of the rights is fifty (50) years starting from November 26, 2010 to November 25, 2060. The amortization of the land use right was commenced in July, 2011using the straight-line method over 49.40 years.

On September 30, 2010 and December 20, 2010, we entered into Farmland Transfer Agreements with Shanxi Jinbei Plant Technology Co., Ltd. for the transfer of land use rights (the “Rights”) consisting of 53,000 mu (equivalent to 8,731 acres) and 52,337 mu (equivalent to 8,615 acres), respectively. We paid RMB 19,415,000 (approximately $2,900,000) and RMB 27,221,000 (approximately $4,066,000) in September 30, 2010 and December 20, 2010, respectively. The variance in the balance denominated in US Dollars as of September 30, 2011 was the effect of foreign currency translation. Pursuant to the agreement and the terms of the original land use right certificates, the Rights will continue for 43 years (on average). The land will be used for agricultural planting of corn and grains. We obtained land use rights certificates dated September 6, 2011 evidencing our ownership of those land use rights. The terms of the rights stated on the certificates averaged 38.39 years, based on which we commenced the amortization of these land use rights from September, 2011.

Amortization expense of the continuing operations for the year ended December 31, 2011 was $184,444.